CCC Appoints Tech Leader Barak Eilam to Board of Directors

Experienced Executive Brings Deep Expertise in Enterprise Software and Scalable AI

CHICAGO – July 14, 2025 – CCC Intelligent Solutions Holdings Inc. (CCC) (NASDQ: CCCS), a leading cloud platform provider for the insurance and automotive industries, is pleased to announce the appointment of Barak Eilam to its Board of Directors. A seasoned technology executive and former CEO of NICE Ltd., Eilam brings more than two decades of experience in enterprise software, artificial intelligence (AI) and customer-engagement technologies.

Mr. Eilam adds proven capabilities as CCC continues to scale growth from its strategic investments in AI, the CCC IX Cloud™ and its connected ecosystem.

“We are excited to welcome Barak to our Board as an independent director,” said Githesh Ramamurthy, Chairman and CEO of CCC. “His experience scaling and driving customer-centric innovation will be a terrific addition to our ability to serve clients and help fuel our next phase of growth.”

During his decade-long tenure as CEO of NICE, the company became an undisputed leader in AI-powered customer experiences, serving more than 25,000 organizations in more than 150 countries. Mr. Eilam led NICE through a period of accelerated growth, achieving nearly a threefold increase in revenue and a sevenfold rise in market capitalization.

“It’s an honor to join CCC’s Board at such a dynamic time,” said Eilam. “CCC’s laser focus on delivering value to its customers—reflected in its high customer satisfaction and retention—is truly impressive. I’m excited to support the company’s mission to drive meaningful impact across the broader insurance and automotive industries.”

The addition of Mr. Eilam reflects CCC’s commitment to maintaining a Board of Directors with experienced and forward-thinking leaders to support the company’s vision for growth and market expansion.

Added Ramamurthy, “As we welcome Barak, we also extend our sincere thanks to Chris Egan, who stepped down from the Board in March. We are deeply grateful for Chris’s steadfast guidance, leadership and support since joining the board in 2017 as part of Advent International, L.P.’s investment in CCC.”

About CCC
CCC Intelligent Solutions Inc. (CCC), a subsidiary of CCC Intelligent Solutions Holdings Inc. (NASDAQ: CCCS), is a leading cloud platform provider for the multi-trillion-dollar P&C insurance economy, creating intelligent experiences for insurers, repairers, automakers, part suppliers, and more. The CCC Intelligent Experience (IX) Cloud™ platform, powered by proven AI and an innovative event-based architecture, connects more than 35,000 businesses to power customized applications and platforms for optimal outcomes and personalized experiences that just work. Through purposeful innovation and the strength of its connections, CCC technologies empower the people and industry relied upon to keep lives moving forward when it matters most. Learn more about CCC at www.cccis.com.

Special Note Regarding Forward-Looking Statements
This press release contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. Forward-looking statements in this press release include, but are not limited to, statements regarding future use and performance of CCC’s digital solutions. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, competition, including technological advances and new products marketed by competitors; changes to applicable laws and regulations; and other risks and uncertainties, including those included under the header “Risk Factors” in CCC’s filings with the Securities and Exchange Commission (“SEC”), including the Form 10-K filed February 25, 2025, which can be obtained, without charge, at the SEC’s website (www.sec.gov). The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Investor Contact:
Bill Warmington
VP, Investor Relations
312-229-2355
IR@cccis.com

Media Contact:
Michelle Hellyar
Senior Director, Corporate Marketing
773-791-3675
mhellyar@cccis.com